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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                 FORM 8-K/A

                               CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  October 2, 1995
                                                        ---------------


                                VERSAR, INC.

           (Exact Name of registrant as specified in its charter).


         Delaware                                                   1-9309                    54-0852979
(State or other jurisdiction of incorporation)              (Commission File Number)          (IRS Employer Identification No.)

               6850 Versar Center, Springfield, Virginia  22151
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code  (703) 750-3000
                                                          --------------


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Former accountant's letter to the Commission pursuant to Regulation
S-K, Item 304(a)(3) included as Exhibit "A" to Registrant's Form 8-K filed on October 10, 1995.
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                            1301 K Street, N.W. 800W      Telephone 202 414 1000
                            Washington, DC 20005-3333

Price Waterhouse LLP                                      (LOGO)



October 20, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

                                  VERSAR, INC.

We have read Item 4 of Versar, Inc.'s Form 8-K dated October 2, 1995. We are in agreement with the statements contained in the second, third and ninth paragraphs therein. In addition, we note the following clarifications or exceptions:

1. With respect to the first paragraph, as required by S-K Item 304(a), Versar, Inc. is required to state whether the former accountant resigned, declined to stand for re-election or was dismissed, and the date.

     Price Waterhouse LLP received verbal notification of its dismissal on October 5, 1995.

     We make no comment on any matters pertaining to the registrant's reason or process for the selection of Arthur Andersen LLP as its principal accountant.

2. With regard to the fifth paragraph, we are in agreement with the statements contained therein, except that subparagraph (d) thereof should refer to the matter leading to the withdrawal of our report on the June 30, 1994 financial statements.

3. We make no comment as to the matters described in the fourth, sixth, seventh and eighth paragraphs thereof.

Yours very truly,

/s/ Price Waterhouse LLP
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              Versar, Inc.
                                              ------------
                                              (Registrant)



Date:  October 24, 1995                       /S/ James Charles Dobbs
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                                              James Charles Dobbs
                                              Vice President and General Counsel